================================================================================

INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust Co.

SERVICING AGENT        c/o NFDS
                       P.O. Box 219729
                       Kansas City, MO 64121-9729

INDEPENDENT            PricewaterhouseCoopers LLP
AUDITORS               1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Sound View Drive, Suite 100
                       Greenwich, CT 06830

DIRECTORS              Jean Bernhard Buttner
                       John W. Chandler
                       Frances T. Newton
                       Francis C. Oakley
                       David H. Porter
                       Paul Craig Roberts
                       Marion N. Ruth
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT

                       Jeffrey D. Geffen
                       VICE PRESIDENT

                       Charles Heebner
                       VICE PRESIDENT

                       Bradley T. Brooks
                       VICE PRESIDENT

                       David T. Henigson
                       VICE PRESIDENT,
                       SECRETARY/TREASURER

                       Joseph Van Dyke
                       ASSISTANT SECRETARY/TREASURER

                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER

THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).

                                                                         #527647

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                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                 AUGUST 31, 2003
--------------------------------------------------------------------------------



                                   VALUE LINE
                          U.S. GOVERNMENT SECURITIES
                                   FUND, INC.

                                     [LOGO]

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                               TO OUR VALUE LINE U.S. GOVERNMENT
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

This fiscal year was marked by uncertainty over the strength of the economy as well as geopolitical tensions brought about by the conflict with Iraq. Economic growth followed a sluggish path as labor markets were poor, capital spending was weak and global economies did not produce meaningful growth. Consumer spending did hold up as housing was strong and interest rates were low allowing individuals to refinance their mortgages and increase their purchasing power. However, the period of uncertainty leading up to the war with Iraq caused consumers to pull back their spending, slowing the economy during that time.

Throughout the year the Federal Reserve Board continued its expansionary monetary policy, lowering rates to stimulate the economy. The Board was not only worried about the slow economy but was also concerned about the low, declining inflation rate and was committed to preventing deflation, which they considered a low possibility, but one that is difficult to counteract once it begins. To this end, the Fed dropped the Federal Funds rate from 1.75% to 1.00%, bringing the rate to its lowest level in decades. The combination of this monetary stimulus, the successful resolution of the war with Iraq and fiscal stimulus through tax cuts eventually brought about a strengthening of the economy. By the second quarter of 2003 growth had vastly improved over the subpar performance of the first quarter of 2003 and the final quarter of 2002.

The yield on the benchmark 10-year Treasury note began the period at 4.14% and rose to 4.47% at its end. This masked greater volatility during the course of the year. The yield on the 10-year note fell as low as 3.11% in June, its lowest level in decades. But as the economy began to grow beyond consensus expectations, equities rallied and interest rates rose sharply, rising over 136 basis points from its low of 3.11%, ending the period at 4.47%.

Because of the rise in yields, bond prices declined for the period. Your Fund managed a positive return as a result of its investment in intermediate maturities, which provided favorable income, exceeding the price decline. We attempt to control price risk by limiting the portfolio's average maturity to a 7- to 10-year maturity range and by maintaining a well-diversified portfolio of U.S. government securities, representing the highest level of safety. Your Fund returned 2.35% for the fiscal year ended August 31, 2003, compared to the 3.04% return of the unmanaged Lehman Brothers Intermediate U.S. Government Bond Index(1), a proxy for the Fund's government investment strategy.

We will continue to maintain a portfolio emphasizing an intermediate-term maturity structure, which we believe will provide competitive performance going forward. We appreciate your continued support.

                                                       Sincerely,

                                                       /s/ Jean Bernhard Buttner

                                                       Jean Bernhard Buttner
                                                       CHAIRMAN and PRESIDENT

October 14, 2003

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX REPRESENTS THE INTERMEDIATE MATURITIES (1-10 YEARS) OF THE U.S. TREASURY AND U.S. AGENCY SEGMENT OF THE FIXED-INCOME MARKET. THE RETURNS FOR THE INDEX DO NOT REFLECT CHARGES, EXPENSES, OR TAXES, AND IT IS NOT POSSIBLE TO DIRECTLY INVEST IN THIS INDEX. A U.S. TREASURY SECURITY IS ISSUED BY THE TREASURY DEPARTMENT OF THE U.S. GOVERNMENT. U.S. AGENCY SECURITIES ARE ISSUED BY OTHER GOVERNMENT AGENCIES SUCH AS THE FEDERAL HOME LOAN BANK, FEDERAL NATIONAL MORTGAGE ASSOCIATION AND FEDERAL HOME LOAN MORTGAGE CORPORATION.

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2

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SECURITIES FUND SHAREHOLDERS
--------------------------------------------------------------------------------

ECONOMIC OBSERVATIONS

The U.S. economic recovery, which had been proceeding at an uninspiring pace for the better part of two years, has started to exhibit more spirit. Indeed, the U.S. gross domestic product, underpinned by a selective recovery in manufacturing, generally strong housing demand, and healthy retail spending levels now seems poised to increase by 4%, or so, in the second half of this year. There are pockets of weakness around, most notably in the employment area where jobless totals remain quite high. Overall, though, the economic picture is materially brighter than it was earlier in 2003 when talk of a possible double-dip recession was still being heard.

Meanwhile, the ongoing support of the Federal Reserve Board, which continues to maintain its low-interest-rate policies, along with the earlier passage of a tax cut and fiscal stimulus package, should provide the help needed for the U.S. economy to continue pushing forward nicely in 2004, when we expect GDP growth to average upwards of 4%.

Inflation, meantime, remains muted, thanks, in part, to subdued labor costs. Adequate supplies of raw materials are also helping to keep the costs of production low. We caution that as the U.S. economy moves further along the recovery trail over the next several years, some increase in pricing pressures may emerge. Absent a stronger long-term business recovery than we now envision, or a sharp rise in oil and gas prices stemming from a further serious conflict in the Middle East or severe production cutbacks by the Organization of Petroleum Exporting Countries (OPEC), inflation should remain in check through the latter years of this decade. Long-term interest rates, which moved higher for a time during the past several months, as the economy perked up, should stabilize at just modestly higher levels over the next several years.





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                                                                               3

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

--------------------------------------------------------------------------------

The following graph compares the performance of the Value Line U.S. Government Securities Fund, Inc. to that of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate U.S. Government Bond Index. The Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are not managed. The comparison is shown for illustrative purposes only.

        COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.,
                  THE LEHMAN BROTHERS AGGREGATE BOND INDEX**,
       AND THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX**


                                     [GRAPH]


                             FROM 9/1/93 TO 8/31/03

Performance Data:*

                                     GROWTH OF AN ASSUMED   AVERAGE ANNUAL
                                    INVESTMENT OF $10,000    TOTAL RETURN
                                   ----------------------- ---------------
   1 year ended 8/31/03 ..........         $10,235               2.35%
   5 years ended 8/31/03 .........         $13,249               5.79%
  10 years ended 8/31/03 .........         $16,238               4.97%

 * THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURNS AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. THE PERFORMANCE DATA AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

** THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS REPRESENTATIVE OF THE BROAD
   FIXED-INCOME MARKET. IT INCLUDES GOVERNMENT, INVESTMENT-GRADE CORPORATE, AND MORTGAGE BACKED BONDS. THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX REPRESENTS THE INTERMEDIATE MATURITY (1-10 YEAR) OF THE U.S. TREASURY AND U.S. AGENCY SEGMENT OF THE FIXED-INCOME MARKET. THE RETURNS FOR THE INDICES DO NOT REFLECT EXPENSES WHICH ARE DEDUCTED FROM THE FUND'S RETURNS.

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4

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS                                          AUGUST 31, 2003
--------------------------------------------------------------------------------

  PRINCIPAL                                                                         MATURITY
    AMOUNT                                                                RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (10.8%)
 $ 1,000,000   U.S. Treasury Notes ..................................     2.00%      5/15/06    $   992,540
   4,000,000   U.S. Treasury Notes ..................................     6.50      10/15/06      4,466,876
   2,000,000   U.S. Treasury Notes ..................................     6.25       2/15/07      2,230,314
   3,000,000   U.S. Treasury Notes ..................................     6.13       8/15/07      3,347,463
   1,000,000   U.S. Treasury Notes ..................................     6.00       8/15/09      1,120,469
   1,000,000   U.S. Treasury Bonds ..................................     7.25       8/15/22      1,232,657
   1,000,000   U.S. Treasury Bonds ..................................     6.25       8/15/23      1,110,352
   1,000,000   U.S. Treasury Bonds ..................................     6.38       8/15/27      1,134,454
------------                                                                                    -----------
  14,000,000   TOTAL U.S. TREASURY OBLIGATIONS (COST $15,618,618) ...                            15,635,125
------------                                                                                    -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (73.9%)
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (41.5%)
   1,000,000   Federal National Mortgage Association ................     2.25       5/15/06        991,055
   6,253,312   Federal National Mortgage Association Pool #313032 ...     7.04       7/01/06      6,657,462
   4,000,000   Federal National Mortgage Association ................     4.75       1/02/07      4,186,908
   1,000,000   Federal National Mortgage Association ................     3.25       1/29/07      1,007,622
   9,800,168   Federal National Mortgage Association Pool #375667 ...     6.02       2/01/08     10,563,791
  10,000,000   Federal National Mortgage Association Pool #380188 ...     6.45       4/01/08     10,756,250
     314,124   Federal National Mortgage Association Pool #254243 ...     6.00       2/01/09        321,516
     487,051   Federal National Mortgage Association Pool #254273 ...     5.00       3/01/09        495,052
   2,000,000   Federal National Mortgage Association ................     6.38       6/15/09      2,230,002
   1,000,000   Federal National Mortgage Association ................     5.00       4/16/15        978,093
     518,317   Federal National Mortgage Association Pool #511823 ...     5.50       5/01/16        530,377
   1,361,488   Federal National Mortgage Association Pool #622373 ...     5.50      12/01/16      1,393,166
     525,356   Federal National Mortgage Association Pool #615289 ...     5.50      12/01/16        537,579
     869,368   Federal National Mortgage Association Pool #623503 ...     6.00       2/01/17        901,165
     468,560   Federal National Mortgage Association Pool #631328 ...     5.50       2/01/17        479,026
      55,539   Federal National Mortgage Association Pool #643277 ...     5.50       4/01/17         56,779
      63,818   Federal National Mortgage Association Pool #638247 ...     5.50       5/01/17         65,244
     866,096   Federal National Mortgage Association Pool #669613 ...     5.00      10/01/17        870,996
     945,349   Federal National Mortgage Association Pool #685183 ...     5.00       3/01/18        949,867
     886,872   Federal National Mortgage Association Pool #254684 ...     5.00       3/01/18        891,109
     958,509   Federal National Mortgage Association Pool #695828 ...     5.00       4/01/18        963,089
     971,256   Federal National Mortgage Association Pool #703936 ...     5.00       5/01/18        975,897
   1,000,100   Federal National Mortgage Association Pool #713379 ...     5.00       7/01/18      1,004,879
     924,909   Federal National Mortgage Association REMIC Trust
               Series 2003-38 Class TC ..............................     5.00       3/25/23        928,178
     887,312   Federal National Mortgage Association Pool #412682 ...     6.00       3/01/28        903,684

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                                                                               5

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

  PRINCIPAL                                                                         MATURITY
    AMOUNT                                                                RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------
 $   547,151   Federal National Mortgage Association Pool #424691 ....    6.50%      4/01/28    $   567,530
     317,081   Federal National Mortgage Association Pool #425239 ....    6.50       4/01/28        328,890
   1,000,000   Federal National Mortgage Association .................    7.25       5/15/30      1,184,893
   1,000,000   Federal National Mortgage Association .................    6.63      11/15/30      1,102,575
     241,566   Federal National Mortgage Association Pool #571090 ....    7.50       1/01/31        256,881
      11,622   Federal National Mortgage Association Pool #568625 ....    7.50       1/01/31         12,358
      14,286   Federal National Mortgage Association Pool #573935 ....    7.50       3/01/31         15,191
   1,712,107   Federal National Mortgage Association Pool #626440 ....    7.50       2/01/32      1,820,349
     330,976   Federal National Mortgage Association Pool #629297 ....    6.50       2/01/32        342,679
     493,506   Federal National Mortgage Association Pool #254383 ....    7.50       5/01/32        524,707
     300,186   Federal National Mortgage Association Pool #634996 ....    6.50       5/01/32        310,817
   1,828,071   Federal National Mortgage Association Pool #254476 ....    5.50       9/01/32      1,822,311
   1,000,002   Federal National Mortgage Association Pool #726889 ....    5.50       7/01/33        996,867
     998,559   Federal National Mortgage Association Pool #650386 ....    5.00       7/01/33        967,344
 -----------                                                                                    -----------
  56,952,617   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
 -----------    (COST $57,684,280) ...................................                           59,892,178
                                                                                                -----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION (12.4%)
   2,000,000   Federal Home Loan Mortgage Corporation ................    1.50       8/15/05      1,975,804
   1,500,000   Federal Home Loan Mortgage Corporation ................    3.00      12/16/05      1,518,309
   1,000,000   Federal Home Loan Mortgage Corporation ................    5.95       1/19/06      1,081,478
   1,000,000   Federal Home Loan Mortgage Corporation ................    3.55       6/29/07      1,004,138
   4,500,000   Federal Home Loan Mortgage Corporation ................    5.88       3/21/11      4,712,288
   1,000,000   Federal Home Loan Mortgage Corporation ................    4.50       5/14/12        962,045
   1,000,000   Federal Home Loan Mortgage Corporation ................    4.75       5/06/13        953,403
      55,846   Federal Home Loan Mortgage Corporation Gold PC Pool
               #E92226 ...............................................    5.00      11/01/17         56,107
     801,510   Federal Home Loan Mortgage Corporation Gold PC Pool
               #E93499 ...............................................    5.00      12/01/17        805,257
      59,500   Federal Home Loan Mortgage Corporation Gold PC Pool
               #E92829 ...............................................    5.00      12/01/17         59,779
     818,117   Federal Home Loan Mortgage Corporation REMIC Trust
               Series 2597 Class KJ ..................................    4.50       7/15/22        817,843
     978,021   Federal Home Loan Mortgage Corporation Gold PC Pool
               #C90684 ...............................................    4.50       5/01/23        935,673
   1,000,000   Federal Home Loan Mortgage Corporation ................    6.75       3/15/31      1,120,145
     997,274   Federal Home Loan Mortgage Corporation REMIC Trust
               Series 2645 Class NA ..................................    3.50       9/15/31        959,010
     982,005   Federal Home Loan Mortgage Corporation REMIC Trust
 -----------   Series 2594 Class OR ..................................    4.25       6/15/32        978,630
                                                                                                -----------
  17,692,273   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
 -----------    (COST $17,861,573) ...................................                           17,939,909
                                                                                                -----------


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6

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                                 AUGUST 31, 2003
--------------------------------------------------------------------------------

  PRINCIPAL                                                                         MATURITY
    AMOUNT                                                                RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK (9.2%)
 $  1,000,000   Federal Home Loan Bank ................................   4.13%      5/13/05   $  1,036,972
    1,000,000   Federal Home Loan Bank ................................   4.88       8/15/05      1,055,216
    1,500,000   Federal Home Loan Bank ................................   4.88       5/15/07      1,583,872
      500,000   Federal Home Loan Bank ................................   3.50      11/15/07        498,549
    1,000,000   Federal Home Loan Bank ................................   6.01       4/22/08      1,096,019
    1,000,000   Federal Home Loan Bank ................................   5.25      11/14/08      1,059,744
    1,000,000   Federal Home Loan Bank ................................   6.21       6/02/09      1,107,900
    1,000,000   Federal Home Loan Bank ................................   3.88       6/14/13        919,651
    1,000,000   Federal Home Loan Bank ................................   6.63       6/30/14      1,132,113
    3,000,000   Federal Home Loan Bank ................................   7.45       2/03/20      3,735,966
 ------------                                                                                  ------------
   12,000,000   TOTAL FEDERAL HOME BANK (COST $13,063,349) ............                          13,226,002
 ------------                                                                                  ------------
                FEDERAL FARM CREDIT BANK (5.2%)
    2,000,000   Federal Farm Credit Bank ..............................   6.03        5/7/08      2,193,938
    1,000,000   Federal Farm Credit Bank ..............................   6.82       3/16/09      1,134,975
    1,000,000   Federal Farm Credit Bank ..............................   4.85      10/25/12        995,578
    3,000,000   Federal Farm Credit Bank ..............................   5.70       7/03/17      3,109,839
 ------------                                                                                  ------------
    7,000,000   TOTAL FEDERAL FARM CREDIT BANK (COST $7,495,142) ......                           7,434,330
 ------------                                                                                  ------------
                PRIVATE EXPORT FUNDING CORPORATION (4.3%)
    5,000,000   Private Export Funding Corporation Series "J" .........   7.65       5/15/06      5,659,315
      500,000   Private Export Funding Corporation Series "L" .........   5.75       1/15/08        542,328
 ------------                                                                                  ------------
    5,500,000   TOTAL PRIVATE EXPORT FUNDING CORPORATION
 ------------    (COST $5,500,000) ....................................                           6,201,643
                                                                                               ------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.3%)
      504,869   Government National Mortgage Association REMIC Trust
                Series 2003-35 Class VB ...............................   5.00      12/16/15        506,323
       31,838   Government National Mortgage Association Pool #541349 .   6.00       4/15/31         32,538
       59,596   Government National Mortgage Association Pool #557681 .   6.00       8/15/31         60,907
      668,201   Government National Mortgage Association Pool #548880 .   6.00      12/15/31        682,900
      533,242   Government National Mortgage Association Pool #551762 .   6.00       4/15/32        545,004
 ------------                                                                                  ------------
    1,797,746   TOTAL GOVERNMENT NATIONAL MORTGAGE
 ------------    ASSOCIATION (COST $1,803,808) ........................                           1,827,672
                                                                                               ------------
  100,942,636   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 ------------    (COST $103,408,152) ..................................                         106,521,734
                                                                                               ------------
  114,942,636   TOTAL INVESTMENT SECURITIES (84.7%)
 ------------    (COST $119,026,770) ..................................                         122,156,859
                                                                                               ------------

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                                                                               7

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS                                          AUGUST 31, 2003
--------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                                                                    VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (14.0%) (INCLUDING ACCRUED INTEREST)
 $ 7,200,000    Collateralized by $7,206,000 U.S. Treasury Bonds 5.500%, due 8/15/28, with a value of
                $7,326,916 (with UBS Warburg LLC, 1.00%, dated 8/29/03, due 9/02/03, delivery value
                $7,200,800) ...........................................................................   $   7,200,600
   7,200,000    Collateralized by $6,365,000 U.S. Treasury Notes 6.500%, due 2/15/10, with a value of
                $7,331,511 (with Morgan Stanley, 0.88%, dated 8/29/03, due 9/02/03, delivery value
                $7,200,704) ...........................................................................       7,200,528
   5,800,000    Collateralized by $5,685,000 U.S. Treasury Notes 3.625%, due 3/31/04, with a value of
------------    $5,852,731 (with State Street Bank and Trust Company, 0.87%, dated 8/29/03, due
                9/02/03, delivery value $5,800,561) ...................................................       5,800,421
                                                                                                          -------------
  20,200,000    TOTAL REPURCHASE AGREEMENTS (14.0%)
------------     (COST $20,201,549) ...................................................................      20,201,549
                                                                                                          -------------
                CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                                         1,905,422
                                                                                                          -------------
                NET ASSETS (100.0%) ...................................................................   $ 144,263,830
                                                                                                          =============
                NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING
                SHARE ($144,263,830 DIVIDED BY 12,183,601 SHARES OF CAPITAL STOCK OUTSTANDING) ........   $       11.84
                                                                                                          =============










SEE NOTES TO FINANCIAL STATEMENTS.
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8

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
AT AUGUST 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investment securities, at value
   (Cost - $119,026,770) .......................   $122,156,859
Repurchase agreements
   (Cost - $20,201,549) ........................     20,201,549
Cash ...........................................         37,898
Interest receivable ............................      1,297,334
Receivable for capital shares sold .............        893,548
                                                   ------------
      TOTAL ASSETS .............................    144,587,188
                                                   ------------
LIABILITIES:
Payable for capital shares repurchased .........        171,551
Accrued expenses:
  Advisory fee .................................         59,019
  Service & distribution plan fee ..............         31,510
  Other ........................................         61,278
                                                   ------------
      TOTAL LIABILITIES ........................        323,358
                                                   ------------
NET ASSETS .....................................   $144,263,830
                                                   ============
NET ASSETS CONSIST OF:
Capital stock, at $1 par value
   (authorized 100,000,000, outstanding
   12,183,601 shares) ..........................   $ 12,183,601
Additional paid-in capital .....................    142,065,763
Undistributed net investment income ............        822,313
Accumulated net realized loss
   on investments ..............................    (13,937,936)
Net unrealized appreciation
   of investments ..............................      3,130,089
                                                   ------------
NET ASSETS .....................................   $144,263,830
                                                   ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER OUTSTANDING
   SHARE ($144,263,830 DIVIDED BY 12,183,601
   SHARES OUTSTANDING) .........................   $      11.84
                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income ................................   $  7,089,995
                                                   ------------
EXPENSES:
Advisory fee ...................................        782,249
Service & distribution plan fees ...............        391,124
Transfer agent fees ............................         87,698
Auditing and legal fees ........................         61,270
Custodian fees .................................         40,088
Printing .......................................         39,182
Registration and filing fees ...................         28,788
Insurance ......................................         23,191
Directors' fees and expenses ...................         19,800
Postage ........................................         18,264
Telephone, dues and other ......................          9,652
                                                   ------------
      Total Expenses Before
         Custody Credits .......................      1,501,306
      Less: Custody Credits ....................           (979)
                                                   ------------
      Net Expenses .............................      1,500,327
                                                   ------------
NET INVESTMENT INCOME ..........................      5,589,668
                                                   ------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Net Realized Gain ........................      1,821,513
      Change in Net Unrealized
         Appreciation (Depreciation) ...........     (3,569,894)
                                                   ------------
NET REALIZED GAIN AND CHANGE IN
   NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS ...............     (1,748,381)
                                                   ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS .............................   $  3,841,287
                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2003 AND AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                                             YEAR ENDED          YEAR ENDED
                                                                             AUGUST 31,          AUGUST 31,
                                                                                2003                2002
                                                                          ----------------------------------
OPERATIONS:
 Net investment income ...............................................    $    5,589,668      $    6,204,297
 Net realized gain on investments ....................................         1,821,513           2,935,615
 Change in net unrealized appreciation (depreciation) ................        (3,569,894)          3,368,375
                                                                          ----------------------------------
 Net increase in net assets from operations ..........................         3,841,287          12,508,287
                                                                          ----------------------------------
DIVIDENDS TO SHAREHOLDERS:
 Net investment income ...............................................        (5,766,950)         (6,332,607)
                                                                          ----------------------------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares ........................................       248,802,569         133,951,436
 Proceeds from reinvestment of distributions to shareholders .........         4,930,910           5,359,856
 Cost of shares repurchased ..........................................      (263,202,861)       (140,421,110)
                                                                          ----------------------------------
 Net decrease from capital share transactions ........................        (9,469,382)         (1,109,818)
                                                                          ----------------------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS ..............................       (11,395,045)          5,065,862
NET ASSETS:
 Beginning of year ...................................................       155,658,875         150,593,013
                                                                          ----------------------------------
 End of year .........................................................    $  144,263,830      $  155,658,875
                                                                          ==================================
UNDISTRIBUTED NET INVESTMENT INCOME, AT END OF YEAR ..................    $      822,313      $      954,806
                                                                          ==================================





SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                    AUGUST 31, 2003
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION. The Fund utilizes an independent pricing service (the "Service") approved by the Board of Directors. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for other portfolio securities are determined on the valuation date by reference to valuations obtained from the Service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. The Service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) SECURITY TRANSACTIONS AND RELATED INCOME.
Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method. Interest income, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis.

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(E) REPRESENTATIONS AND INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL SHARE TRANSACTIONS AND DIVIDENDS TO SHAREHOLDERS

Transactions in capital stock were as follows:

                                  YEAR ENDED         YEAR ENDED
                                  AUGUST 31,         AUGUST 31,
                                     2003               2002
                                --------------------------------
Shares sold .................     20,615,131         11,548,967
Shares issued to
   shareholders in
   reinvestment of
   dividends ................        407,998            468,856
                                --------------------------------
                                  21,023,129         12,017,823
Shares repurchased ..........    (21,812,007)       (12,129,138)
                                --------------------------------
Net decrease ................       (788,878)          (111,315)
                                ================================
Dividends per share .........   $       .445       $       .495
                                ================================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On September 18, 2003 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.105 per share payable on September 25, 2003 to shareholders of record on September 22, 2003.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                 YEAR ENDED
                                                 AUGUST 31,
                                                    2003
                                               --------------
PURCHASES:
U.S. Treasury Obligations ..................   $ 11,144,677
U.S. Government Agency Obligations
   and Other Investment Securities .........     77,778,009
                                               ------------
                                               $ 88,922,686
                                               ============
SALES AND REDEMPTIONS:
U.S. Treasury Obligations ..................   $ 14,494,375
U.S. Government Agency Obligations
   and Other Investment Securities .........     87,617,542
                                               ------------
                                               $102,111,917
                                               ============

4. INCOME TAXES

At August 31, 2003, information on the tax basis of investments is follows:

Cost of investments for tax purposes .........   $139,408,877
                                                 ============
Gross tax unrealized appreciation ............   $  4,118,151
Gross tax unrealized depreciation ............   $ (1,168,620)
                                                 ------------
Net tax unrealized appreciation on
   investments ...............................   $  2,949,531
                                                 ============
Undistributed ordinary income ................   $  1,002,871
                                                 ============
Capital loss carryforward, expires
   August 31, 2004 ...........................   $  8,976,510
Capital loss carryforward, expires
   August 31, 2005 ...........................      2,829,335
Capital loss carryforward, expires
   August 31, 2008 ...........................      2,132,091
                                                 ------------
Capital loss carryforward, at
   August 31, 2003 ...........................   $ 13,937,936
                                                 ============

During the year-ended August 31, 2003 the Fund utilized a capital loss carryforward of approximately $1,761,906. In addition, $30,413,465 of the capital loss carryforward expired.

--------------------------------------------------------------------------------
12

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                                 AUGUST 31, 2003
--------------------------------------------------------------------------------

To the extent future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatment of bond premiums and wash sales.

The tax composition of dividends paid during the years ending August 31, 2003 and August 31, 2002 is as follows:

                            AUGUST 31,     AUGUST 31,
                              2003           2002
                            -------------------------
Ordinary Income .........   $5,766,950     $6,332,607
                            =========================

5. INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES AND TRANSACTIONS WITH
   AFFILIATES

An advisory fee of $782,249 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended August 31, 2003. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the year and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan compensates Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $391,124 were paid or payable to the Distributor under this Plan for the year ended August 31, 2003.

For the year ended August 31, 2003, the Fund's expenses were reduced by $979 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 2003 owned 157,858 shares of the Fund's capital stock, representing 1.30% of the outstanding shares. In addition, officers and directors owned 935 shares of capital stock, representing less than 1% of the outstanding shares.

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                            YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                   2003             2002             2001             2000            1999
                                                ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .........    $  12.00         $  11.51         $  10.87         $  10.81         $  11.44
                                                ----------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income ....................         .44              .50              .58              .64              .61
  Net gains or losses on securities
    (both realized and unrealized) .........        (.15)             .49              .67              .04             (.62)
                                                ----------------------------------------------------------------------------
  Total income (loss) from
    investment operations ..................         .29              .99             1.25              .68             (.01)
                                                ----------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Dividends from net
    investment income ......................        (.45)            (.50)            (.61)            (.62)            (.62)
  Distributions from net realized
    gains ..................................          --               --               --               --               --
                                                ----------------------------------------------------------------------------
  Total distributions ......................        (.45)            (.50)            (.61)            (.62)            (.62)
                                                ----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...............    $  11.84         $  12.00         $  11.51         $  10.87         $  10.81
                                                ============================================================================
TOTAL RETURN ...............................        2.35%            8.84%           11.82%            6.53%           (0.17)%
                                                ============================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands) ............................    $144,264         $155,659         $150,593         $140,408         $167,231
Ratio of operating expenses
 to average net assets .....................        0.96%(1)          .92%(1)          .92%(1)          .73%(1)          .67%(1)
Ratio of net investment income
 to average net assets .....................        3.57%            4.17%(2)         5.17%            5.82%            5.40%
Portfolio turnover rate ....................          65%             168%             140%              49%             125%

(1) RATIOS REFLECT EXPENSES GROSSED UP FOR CUSTODY CREDIT ARRANGEMENT. THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS NET OF CUSTODY CREDITS WOULD HAVE BEEN UNCHANGED FOR THE YEARS ENDED AUGUST 31, 2003, AUGUST 31, 2002, AUGUST 31, 2001 AND AUGUST 31, 2000, AND WOULD HAVE BEEN 0.66% FOR THE YEAR ENDED AUGUST 31, 1999.

(2) AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 ON NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAINS AND LOSSES WAS LESS $.01 PER SHARE. THE EFFECT OF THIS CHANGE WAS TO DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.24% TO 4.17%.


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
14

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


October 15, 2003

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                              PRINCIPAL
                                                              OCCUPATION
                                                LENGTH OF     DURING THE                    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION             TIME SERVED   PAST 5 YEARS                  HELD BY DIRECTOR
===============================================================================================================
INTERESTED DIRECTORS*
---------------------
Jean Bernhard Buttner      Chairman of the      Since 1985    Chairman, President and       Value Line, Inc.
Age 68                     Board of Directors                 Chief Executive Officer of
                           and President                      Value Line, Inc. (the
                                                              "Adviser") and Value Line
                                                              Publishing, Inc., Chairman
                                                              and President of each of the
                                                              14 Value Line Funds and
                                                              Value Line Securities, Inc.
                                                              (the "Distributor").

Marion N. Ruth             Director             Since 2000    Real Estate Executive:        Value Line, Inc.
5 Outrider Road                                               President, Ruth Realty (real
Rolling Hills, CA 90274                                       estate broker); Director of
Age68                                                         the Adviser since 2000.

NON-INTERESTED DIRECTORS
------------------------
John W. Chandler           Director             Since 1991    Consultant, Academic Search   None
1611 Cold Spring Rd.                                          Consultation Service, Inc.
Williamstown, MA 01267                                        Trustee Emeritus and
Age 79                                                        Chairman (1993-1994) of the
                                                              Board of Trustees of Duke
                                                              University; President
                                                              Emeritus, Williams College.

Frances T. Newton          Director             Since 2000    Customer Support Analyst,     None
4921 Buckingham Drive                                         Duke Power Company.
Charlotte, NC 28209
Age 62

--------------------------------------------------------------------------------
16

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                                                            PRINCIPAL
                                                            OCCUPATION
                                              LENGTH OF     DURING THE                   OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE       POSITION         TIME SERVED   PAST 5 YEARS                 HELD BY DIRECTOR
============================================================================================================
Francis Oakley               Director         Since 2000    Professor of History,        Berkshire Life
54 Scott Hill Road                                          Williams College, 1961 to    Insurance Company.
Williamstown, MA 01267                                      present. President Emeritus
Age 71                                                      since 1994 and President,
                                                            1985-1994; Chairman
                                                            (1993-1997) and Interim
                                                            President (2002) of the
                                                            American Council of
                                                            Learned Societies.

David H. Porter              Director         Since 1997    Visiting Professor of        None
5 Birch Run Drive                                           Classics, Williams College,
Saratoga Springs, NY12866                                   since 1999; President
Age 67                                                      Emeritus, Skidmore College
                                                            since 1999 and President,
                                                            1987-1998.

Paul Craig Roberts           Director         Since 1985    Chairman, Institute for      A. Schulman Inc.
169 Pompano St.                                             Political Economy.           (plastics)
Panama City Beach, FL 32413
Age 64

Nancy-Beth Sheerr            Director         Since 1996    Senior Financial Advisor,    None
1409 Beaumont Drive                                         Hawthorne, since 2001;
Gladwyne, PA 19035                                          Chairman, Radcliffe College
Age 54                                                      Board of Trustees.
                                                            1990-1999.

OFFICERS
--------
Jeffrey D. Geffen            Vice President   Since 2001    Portfolio Manager with the   --
Age 54                                                      Adviser since 2001; Vice
                                                            President Investments,
                                                            Morgan Stanley Dean Witter
                                                            Advisors, 1989-2001.

Bradley T. Brooks            Vice President   Since 2001    Portfolio Manager with the   --
Age 40                                                      Adviser since 1999;
                                                            Securities Analyst with the
                                                            Adviser, 1997-1999.

Charles Heebner              Vice President   Since 2000    Senior Portfolio Manager     --
Age 67                                                      with the Adviser.

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                                                            PRINCIPAL
                                                            OCCUPATION
                                              LENGTH OF     DURING THE                   OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE       POSITION         TIME SERVED   PAST 5 YEARS                 HELD BY DIRECTOR
============================================================================================================
David T. Henigson            Vice President,  Since 1994    Director, Vice President
Age 46                       Secretary and                  and Compliance Officer of    --
                             Treasurer                      the Adviser. Director and
                                                            Vice President of the
                                                            Distributor. Vice
                                                            President, Secretary and
                                                            Treasurer of each of the
                                                            14 Value Line Funds.

* MRS. BUTTNER IS AN "INTERESTED PERSON" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BY VIRTUE OF HER POSITIONS WITH THE ADVISER AND HER INDIRECT OWNERSHIP OF A CONTROLLING INTEREST IN THE ADVISER; MRS. RUTH IS AN INTERESTED PERSON BY VIRTUE OF BEING A DIRECTOR OF THE ADVISER.

  UNLESS OTHERWISE INDICATED, THE ADDRESS FOR EACH OF THE ABOVE IS 220 EAST 42ND STREET, NEW YORK, NY 10017.















--------------------------------------------------------------------------------
18

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

--------------------------------------------------------------------------------















                     (This page intentionally left blank.)















--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital. Current income is a secondary objective.

1952 -- VALUE LINE INCOME AND GROWTH FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- VALUE LINE EMERGING OPPORTUNITIES FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.



* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK, OR VISIT US AT WWW.VALUELINE.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------
20